UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2014

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K is being furnished under the Securities and Exchange Act of 1934, as amended, by Energy Focus, Inc. (the “Company”) to provide information regarding the quarter ended June 30, 2014 that was also set forth in Amendment No. 2 to the Company’s registration statement on Form S-1 (File No. 333-196140) filed on the date hereof under the Securities Act of 1933, as amended.

The Company is in the process of finalizing its results for the second quarter of 2014. Based on information available to date, the Company preliminarily estimates that its net loss for the second quarter of 2014 will be between $600,000 and $650,000 (unaudited).

The Company has provided an estimate for its preliminary results described above because its financial closing procedures for the second quarter of 2014 are not yet complete. The Company currently expects that its final results will be approximately as described above. However, the estimate described above is preliminary and represents the most current information available to management. Therefore, it is possible that the Company’s actual results may differ materially from this estimate due to the completion of its financial closing procedures, final adjustments and other developments that may arise between now and the time its financial results for the second quarter of 2014 are finalized. Accordingly, you should not place undue reliance on this estimate. The preliminary financial data for the second quarter of 2014 included in this Current Report has been prepared by, and is the responsibility of, the Company’s management.

This Current Report includes forward-looking statements within the meaning of the federal securities laws with respect to the Company's future operations and, as such, concerns matters that are not historical facts. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “feels,” “seeks,” “forecasts,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could” or “would” or, in each case, their negative or other variations or comparable terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements, including, but not limited to, growth in the markets into which Energy Focus sells; conditions of the lighting industry and the economy in general; the amount and timing of net sales growth; changes in or unexpected operating expenses; gross product margin improvement; sources of net sales; anticipated revenue from government contracts; product development and enhancements; liquidity, ability to generate cash and cash reserves; our reliance upon a limited number of customers; our accounting policies; the effect of recent accounting announcements; the development and marketing of new products; relationships with customers and distributors; relationships with, dependence upon, and the ability to obtain components from suppliers; our ability to compete in our current and target markets; the evolution and future size of those markets; seasonal fluctuations; plans for and expected benefits of outsourcing and offshore manufacturing; trends in the price and performance of light-emitting diode (“LED”) lighting products; the benefits and performance of our lighting products; the adequacy of our current physical facilities; our strategy with regard to protecting our proprietary technology; and our ability to retain qualified employees. Refer to Energy Focus, Inc.’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2013, its quarterly reports on Form 10-Q, and other periodic filings for further description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. The forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2014

ENERGY FOCUS, INC.

	By:	/s/ Frank Lamanna
	Name:	Frank Lamanna
	Title:	Chief Financial Officer

3